UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

Shire plc
_________________________________________________________________________

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
_________________________________________________________________________

(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
_________________________________________________________________________

(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2014, Shire plc (“Shire”) announced that Graham Hetherington will be stepping down as Chief Financial Officer (“CFO”) on March 1, 2014. With effect from that date, James Bowling (45), Shire’s Senior Vice President and Group Financial Controller, will be appointed interim CFO. Mr. Bowling is expected to enter into a new employment agreement governing the terms of his appointment as interim CFO with effect from March 1, 2014.

Shire has issued the press release attached as Exhibit 99.1 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibit is filed herewith:

99.1                  Press Release dated February 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ Tatjana May
	Name:	Tatjana May
	Title:	General Counsel

Dated: February 13, 2014

EXHIBIT INDEX

Number	Description
99.1	Press Release dated February 13, 2014